                                                                    EXHIBIT 4.1

                                     (LOGO)

  AUTHORIZED CAPITAL____________________ SHARES____________________ PAR VALUE

THIS CERTIFIES THAT_____________________________________________IS THE OWNER OF

__________________________________________________FULLY PAID AND NON-ASSESSABLE

SHARES OF THE CAPITAL STOCK OF_________________________________________________

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND SEALED WITH THE SEAL OF THE CORPORATION,

THIS_______________________________DAY OF___________________________A.D. 19_____

___________________________________      _______________________________________
                        SECRETARY                                    PRESIDENT

                                                                          (LOGO)


FOR VALUE RECEIVED,_______ HEREBY SELL, ASSIGN AND TRANSFER

UNTO____________________________________________________________________________

__________________________________________________________________________SHARES

REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN

NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED________________________________ 19_______

   IN PRESENCE OF

_____________________________________   ________________________________________










                            THIS SPACE IS NOT TO BE

                               COVERED IN ANY WAY

                                     (LOGO)

         (RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)


                                                                  IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW
                                                                ----------------------------------------------------------
                                                                 ORIGINAL CERTIFICATE        NO. OF ORIG.     NO. OF SHRS.
                                                                   NO.          DATE            SHARES          TRANSF'D
                                                                --------     -----------     ------------     ------------
CERTIFICATE NO.______ FOR__________ SHARES     TRANSFERRED FROM

DATED______________________________ 19____     ______________________________________________________________________________

ISSUED TO_________________________________     ______________________________________________________________________________

__________________________________________     ______________________________________________________________________________

__________________________________________                      IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS
                                                                ------------------------------------------------------------
__________________________________________                                       NO. OF NEW             NO. OF SHARES
                                               NEW CERTIFICATE ISSUED TO         CERTIFICATE             TRANSFERRED
                                                                                 -----------            -------------

RECEIVED THIS CERTIFICATE__________ 19____     ______________________________________________________________________________

__________________________________________     ______________________________________________________________________________

SURRENDERED THIS CERTIFICATE_______ 19____     ______________________________________________________________________________

__________________________________________     ______________________________________________________________________________
